FIRST TRUST EXCHANGE-TRADED FUND II

         FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
                  FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND
                  (each a "Fund" and collectively the "Funds")

      SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2012, AS SUPPLEMENTED
                        MARCH 6, 2012 AND MARCH 16, 2012

                            DATED NOVEMBER 13, 2012

      The disclosure in the Prospectus is revised in the following manner:

      1. In the "Summary Information -- First Trust ISE Global Engineering and Construction Index Fund -- Principal Investment Strategies" section, the following paragraph is added as the last paragraph of this section:

      The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

      2. In the "Summary Information -- First Trust ISE Global Engineering and Construction Index Fund -- Principal Risks" section, the following paragraph is added as the last paragraph of this section:

      SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

      3. In the "Summary Information -- First Trust NASDAQ CEA Smartphone Index Fund -- Principal Investment Strategies" section, the following paragraph is added as the last paragraph of this section:

      The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.


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      4. In the "Summary Information -- First Trust NASDAQ CEA Smartphone Index
Fund -- Principal Risks" section, the following paragraph is added as the last paragraph of this section:

      SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

      5. In the "Investment Strategies" section, the following paragraph is added as the last subsection:

         SECURITIES LENDING

      Each Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

      6. The "Additional Risks of Investing in the Funds" section of the Prospectus is revised to add the following paragraphs as the last paragraphs of this section:

      SECURITIES LENDING RISK. Each Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. Under these Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

      When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the fund. Dividends, if they constitute "qualified dividends," are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if the Fund had not loaned its portfolio securities.

   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE


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                      FIRST TRUST EXCHANGE-TRADED FUND II

         FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
                  FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND
                  (each a "Fund" and collectively the "Funds")

 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2012,
                         AS SUPPLEMENTED MARCH 6, 2012

                            DATED NOVEMBER 13, 2012

      The "Investment Strategies" section of the Statement of Additional Information is revised to add the following paragraphs as the last paragraphs of this section:

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, as a non-principal investment strategy each of the Funds may lend portfolio securities representing up to 20% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which First Trust has determined are creditworthy under guidelines established by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

      In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

       PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE